                                                                EXHIBIT 10.15(c)


================================================================================



                              GUARANTY AGREEMENT


                                     from


                              HUGHES SUPPLY, INC.

                           Dated as of June 22, 2001



                                                               [OPERATING LEASE]


================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
SECTION 1.  Guaranty............................................................................................. 1

SECTION 2.  Bankruptcy........................................................................................... 2

SECTION 3.  Continuing Guaranty.................................................................................. 2

SECTION 4.  Reinstatement........................................................................................ 3

SECTION 5.  Certain Actions...................................................................................... 3

SECTION 6.  Application.......................................................................................... 3

SECTION 7.  Waiver............................................................................................... 3

SECTION 8.  Assignment........................................................................................... 4

SECTION 9.  Miscellaneous........................................................................................ 4

                              GUARANTY AGREEMENT
                              ------------------


     THIS GUARANTY AGREEMENT, dated as of June 22, 2001 (as amended or otherwise modified from time to time, this "Guaranty"), is made by HUGHES SUPPLY, INC., a
                                  --------
Florida corporation ("Hughes" or "Guarantor").
                      ------      ---------

                                 W I T N E S S E T H:
                                 -------------------

     WHEREAS, Guarantor, certain Subsidiaries of Hughes that are or may become party thereto, as Lessees, Atlantic Financial Group, Ltd., as Lessor, the financial institutions party thereto, as Lenders, and SunTrust Bank, as Agent, have entered into that certain Master Agreement, dated as of June 22, 2001 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "Master Agreement"; and, unless otherwise defined herein,
                        ----------------
terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

     WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on the Initial Closing Date that the Guarantor execute and deliver this Guaranty; and

     WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated on the Initial Closing Date; and

     WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of Guarantor; and

     WHEREAS, this Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to Guarantor;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

     SECTION 1.  Guaranty.  Guarantor hereby unconditionally guarantees to the
                 --------
Agent and the Funding Parties the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including rent, interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving Guarantor, or any other Person and, if rent, interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such rent, interest and earnings as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all reasonable expenses (including reasonable attorneys' fees and legal expenses) actually paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. Notwithstanding the foregoing, during the Construction Term for any Leased Property, only the Lessor shall be entitled to make a claim under this Guaranty for Liabilities related to such Leased Property. The term "Liabilities", as used herein, shall mean all of the
                     -----------
following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: all amounts payable by the Lessees or the Construction Agent to the Agent and the Funding Parties under the Lease (including, without limitation, Basic Rent and Supplemental Rent), the Master Agreement, the Construction Agency Agreement or any other Operative Document; provided, however, that the Guarantor will not be obligated to pay to the Agent
--------  -------
and Funding Parties under this Guaranty any amounts greater than the Lessees and the Construction Agent would have had to pay to the Agent and the Funding Parties under the Lease, the Master Agreement, the Construction Agency Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of a Lessee), plus all actual and reasonable costs of enforcing this Guaranty.

     By way of extension but not in limitation of any of its other obligations hereunder, Guarantor stipulates and agrees that if any foreclosure proceedings are commenced with respect to any Leased Property and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities and payable to any of the Funding Parties, shall be treated as part of the Liabilities, and Guarantor unconditionally guarantees the full and prompt payment of such judgment.

     SECTION 2.  Bankruptcy.  Guarantor agrees that, in the event any
                 ----------
bankruptcy, reorganization or insolvency proceeding shall be instituted by or against Guarantor and, if instituted against Guarantor, shall not be dismissed or stayed for a period of ninety (90) days, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by Guarantor as if all Liabilities were then due and payable.

     SECTION 3.  Continuing Guaranty.  THIS GUARANTY SHALL IN ALL RESPECTS BE A
                 -------------------
CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY OF PROMPT AND COMPLETE PAYMENT AND PERFORMANCE (AND NOT MERELY OF COLLECTION), AND SHALL REMAIN IN FULL FORCE AND EFFECT (NOTWITHSTANDING, WITHOUT LIMITATION, THE DISSOLUTION OF GUARANTOR) UNTIL THE TERMINATION OF THE COMMITMENTS AND THE FULL AND FINAL PAYMENT OF ALL OF THE LIABILITIES.

     SECTION 4.  Reinstatement.  Guarantor further agrees that, if at any time
                 -------------
all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Guarantor or any Lessee), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

     SECTION 5.  Certain Actions.  The Funding Parties may, from time to time at
                 ---------------
their discretion and without notice to Guarantor (but subject to the terms of the other Operative Documents), take any or all of the following actions without impairing Guarantor's obligations hereunder: (a) retain or obtain (i) a security interest in any Lessee's interests in the Lease or the Leased Property and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantors, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, the Lessor and the Lessees) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and
(e) resort to Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any Lessee or any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this clause (e) being hereby expressly waived by Guarantor).
        ----------

     SECTION 6.  Application.  Any amounts received by any Funding Party from
                 -----------
whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents.

     SECTION 7.  Waiver.  Guarantor hereby expressly waives:  (a) notice of the
                 ------
acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

     SECTION 8.  Assignment.  Subject to Section 6 of the Master Agreement, each
                 ----------
Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

     SECTION 9.  Miscellaneous.  No delay in the exercise of any right or remedy
                 -------------
shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or Guarantor's obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of any Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment or full performance) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Guarantor hereunder. Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

     This Guaranty shall be binding upon Guarantor and upon Guarantor's successors and permitted assigns; and all references herein to Guarantor shall be deemed to include any successor or successors thereof, whether immediate or remote, to such Person; provided that Guarantor shall not assign its
                        --------
obligations hereunder without the prior written consent of the Funding Parties.

     Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

     Guarantor: (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Florida, the courts of the United States of America for the Middle District of Florida, and appellate courts from any thereof; (b) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and
(c) agrees that nothing herein shall affect the right to effect service of process in any manner permitted by law or shall limit the right of the Funding Parties to sue in any other jurisdiction.

     All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in
Section 8.2 of the Master Agreement.

     THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

     IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.


                              HUGHES SUPPLY, INC.


                              By:_________________________________
                                 Name Printed:____________________
                                 Title:___________________________



                                                                        GUARANTY
                                                                 OPERATING LEASE

                                      S-1